SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                            May 13, 2016
                           Date of Report
                  (Date of Earliest Event Reported)

                    GLOBAL MARINE MINERALS, INC.
           (Exact Name of Registrant as Specified in its Charter)

                BURNEY HILL ACQUISITION CORPORATION
          (Former Name of Registrant as Specified in its Charter)

Delaware                     000-55559                    81-1004037
(State or other      (Commission File Number)           (IRS Employer
jurisdiction                                        Identification No.)
of incorporation)

                     1432 Old Highway 99 North
                   Bellingham, Washington 98229
          (Address of principal executive offices) (zip code)

                          360-770-5027
          (Registrant's telephone number, including area code)

                       215 Apolena Avenue
                 Newport Beach, California 92662
           (Former Address of Principal Executive Offices)

ITEM 3.02 Unregistered Sales of Equity Securities

     On May 13, 2016,Global Marine Minerals, Inc. (formerly Burney Hill Acquisition Corporation) (the "Registrant" or the "Company") issued 5,000,000 shares of its common stock pursuant to Section 4(2) of the Securities Act of 1933 at par representing 91% of the total outstanding 5,500,000 shares of common stock as follows:

         5,000,000 	Jerry A. Hayes

     With the issuance of the stock and the redemption of 19,500,000 shares of stock (discussed below), the Company effected a change in its control and the new majority shareholder(s) elected new management of the Company. The Company may develop its business plan by future acquisitions or mergers but no agreements have been reached regarding any acquisition or other business combination. The Company changed its name as part of the change in control. If the Company makes any acquisitions, mergers or other business combination, the Company will file a Form 8-K but until such time the Company remains a shell company.

ITEM 5.01     Changes in Control of Registrant

    On May 16, 2016, the following events occurred which resulted in a change of control of the Registrant:

    1. The Registrant redeemed an aggregate of 19,500,000 of the then 20,000,000 shares of outstanding stock at a redemption price of $.0001 per share for an aggregate redemption price of $1,950.

    2.   The then current officers and directors resigned.

    3.   New officer(s) and director(s) were appointed and elected.

    The disclosure required by Item 5.01(a)(8) of Form 8-K was previously filed with the Securities and Exchange Commission on Form 10-12G filed on January 7, 2016 as amended and supplemented by the information contained in this report.

    The Registrant is anticipates that it will develop, through acquisition of a private company or development of its business plan, as a company focusing on the locating, claiming and mining of ocean minerals utilizing modern low-impact and environmentally safe mining technology. The Registrant anticipates that it will design, build and deploy undersea technology, subsea crawlers, ROVs and environmental protection equipment so that it can mine global marine minerals responsibly and sustainably.

ITEM 5.02     Departure of Directors or Principal Officers;
              Election of Directors

    On May 13, 2016 the following events occurred:

         James M. Cassidy resigned as the Registrant's president, secretary and director.

         James McKillop resigned as the Registrant's vice president and director.

         Jerry A. Hayes was named the director of the Registrant.

         Jerry A Hayes was appointed President, Secretary and Treasurer of the Registrant.

    Jerry A. Hayes, serves as the sole officer and director of the Registrant. Mr. Hayes has a lifetime involved in industrial logging, fishing, mining, farming and construction. Since he was a teenager, Mr. Hayes has been dredging on his family's gold claim. He has started and operated a variety of related businesses including king crab boats and construction. Since 2013, Mr. Hayes has concentrated his efforts on developing offshore mining interests centered in Nome, Alaska.

                               SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                             GLOBAL MARINE MINERALS, INC.


Date: May 16, 2016
                             /s/ Jerry A. Hayes
                               President